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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2005

                            MUELLER INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                    1-6770             25-0790410
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 (State or other jurisdiction     (Commission File       (IRS Employer
      of incorporation)               Number)         Identification No.)

               8285 Tournament Drive
                     Suite 150
                Memphis, Tennessee                          38125
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     (Address of principal executive offices)              Zip Code

       Registrant's telephone number, including area code: (901) 753-3200

     Registrant's Former Name or Address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On May 5, 2005 the Registrant issued a press release announcing that its Board of Directors has declared a regular quarterly dividend of 10 cents per share on its common stock. The dividend will be payable June 15, 2005, to shareholders of record on June 1, 2005. A copy of the press release announcing the payment and record dates is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

      99.1   Press release, dated May 5, 2005.

                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on May 5, 2005.

                                                MUELLER INDUSTRIES, INC.

Date:  May 5, 2005

                                                By:    /S/ Kent A. McKee
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                                                Name:  Kent A. McKee
                                                Title: Vice President and
                                                       Chief Financial Officer

                                  Exhibit Index

Exhibit No.   Description
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   99.1       Press release, dated May 5, 2005.